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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                BALL CORPORATION

                             OFFER TO EXCHANGE ITS

                     SERIES B 7 3/4% SENIOR NOTES DUE 2006

                       FOR ANY AND ALL OF ITS OUTSTANDING

                     SERIES A 7 3/4% SENIOR NOTES DUE 2006

              PURSUANT TO THE PROSPECTUS DATED              , 1998

    This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's Series A 7 3/4% Senior Notes due 2006 (the "Outstanding Notes") are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Outstanding Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                              THE BANK OF NEW YORK

                        BY REGISTERED OR CERTIFIED MAIL:

                              The Bank of New York

                             101 Barclay Street, 7E

                            New York, New York 10286

                       Attention: Reorganization Section

                         BY HAND OR OVERNIGHT DELIVERY

                              The Bank of New York

                               101 Barclay Street

                        Corporate Trust Services Window

                                  Grand Level

                       Attention: Reorganization Section

                            FACSIMILE TRANSMISSIONS

                          (ELIGIBLE INSTITUTIONS ONLY)

                                 (212) 571-3080

                            TO CONFIRM BY TELEPHONE

                            OR FOR INFORMATION CALL:

                                 (212) 815-6333

                            ------------------------

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.
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Ladies and Gentlemen:

    The undersigned hereby tenders to Ball Corporation, an Indiana corporation (the "Company"), upon the terms and subject to the conditions set forth in the
Prospectus dated              , 1998 (as the same may be amended or supplemented
from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes."

Aggregate Principal Amount                    Name(s) of Registered Holder(s):

Amount Tendered: $ *

Certificate No(s) (if available):_______________________________________________
________________________________________________________________________________

$ ______________________________________________________________________________
    (Total Principal Amount Represented by Outstanding Notes Certificate(s))
If Outstanding Notes will be tendered by book-entry transfer, provide the following information:
DTC Account Number:_____________________________________________________________
Date:___________________________________________________________________________

------------------------

*   Must be in integral multiples of $1,000.

________________________________________________________________________________

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

________________________________________________________________________________

                                PLEASE SIGN HERE

X

    Signature(s) of Owner(s) or Authorized
                  Signatory                                       Date

Area Code and Telephone Number: ________________________________________________

    Must be signed by the holder(s) of the Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, provide proper evidence satisfactory to the Company of such person's authority to so act.

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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):

Capacity:

Address(es):


                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor instruction," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.

    The undersigned acknowledges that it must deliver the Letter(s) of Transmittal (or facsimile thereof) and the Outstanding Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

                     Name of Firm                                         Authorized Signature

                        Address                                                   Title

                       Zip Code                                          (Please Type or Print)

Area Code and Telephone Number: _________________________  Date: _______________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES FOR ORIGINAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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